UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: February 4, 2005

DOLE FOOD COMPANY, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-4455	99-0035300

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Dole Drive

Westlake Village, California 91362

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code:   (818) 879-6600

Item 1.01. Entry into a Material Definitive Agreement
SIGNATURES
EXHIBIT INDEX
EXHIBIT 10.7

Section 1. Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

On February 4, 2005, Dole Food Company, Inc. paid discretionary bonuses with respect to the fiscal year ended January 1, 2005 to its named executive officers as follows:

David H. Murdock, Chairman and Chief Executive Officer	$1,087,750
Richard J. Dahl, President and Chief Operating Officer	$858,750
C. Michael Carter, Executive VP, General Counsel and Corp. Secretary	$398,174
Joseph S. Tesoriero, Vice President and Chief Financial Officer	$214,688

On February 8, 2005, the Executive Compensation and Benefits Committee of Dole’s Board of Directors approved the issuance to Joseph S. Tesoriero of a Form 1 Change of Control Agreement.

(c) Exhibits:

10.7	Schedule of Executive Officers Having Form 1 Change of Control Agreements

10.8	Form 1 Change of Control Agreement (incorporated by reference to Exhibit 10.14 to Dole’s Quarterly Report on Form 10-Q for the quarterly period ended March 23, 2002, File No. 1-4455).

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dole Food Company, Inc. Registrant
February 4, 2005	By:	/s/ JOSEPH S. TESORIERO
Joseph S. Tesoriero
Vice President and Chief Financial Officer

By:	/s/ YOON J. HUGH
Yoon J. Hugh
Vice President, Corporate Controller and Chief Accounting Officer

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EXHIBIT INDEX

Exhibit
Number	Description
10.7*	Schedule of Executive Officers Having Form 1 Change of Control Agreements.

10.8	Form 1 Change of Control Agreement (incorporated by reference to Exhibit 10.14 to Dole’s Quarterly Report on Form 10-Q for the quarterly period ended March 23, 2002, File No. 1-4455).

*	Filed herewith

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